A N N U A L M E E T I N G O F STOCKHOLDERS OCTOBER 21, 2025 10:00 AM Exhibit 99.1

Welcome and Introductory Remarks Craig L. Montanaro Director, President and Chief Executive Officer 2

Members of the Board of Directors John J. Mazur, Jr., Chairman Theodore J. Aanensen John F. McGovern Raymond E. Chandonnet Craig L. Montanaro Curtland E. Fields Leopold W. Montanaro Catherine A. Lawton Christopher Petermann Joseph P. Mazza Charles J. Pivirotto Melvina Wong-Zaza 3

Executive Management Team Cassia J. Beierle, Esq. Executive Vice President General Counsel Patrick M. Joyce Executive Vice President Chief Lending Officer Anthony V. Bilotta, Jr. Executive Vice President Chief Banking Officer Erika K. Parisi Executive Vice President Chief Administrative Officer Sean M. Byrnes Executive Vice President Chief Financial Officer Keith Suchodolski Senior Executive Vice President Chief Operating Officer Thomas D. DeMedici Executive Vice President Chief Credit Officer Timothy A. Swansson Executive Vice President Chief Technology & Innovation Officer 4

Other Participants Corporate Secretary Kearny Financial Corp. Gail Corrigan Senior Vice President Legal Counsel Luse Gorman, PC Marc Levy, Esq. Independent Registered Public Accounting Firm Crowe LLP Andrey Dragun, CPA Partner Inspector of Election Computershare Adela Forsyth Vice President 5

Business of the Meeting  Proposals to be voted upon:  Election of five directors, each for the term indicated;  Ratification of the appointment of Crowe LLP as the Company’s independent auditor for the fiscal year ending June 30, 2026;  Advisory, non-binding resolution to approve our executive compensation as described in the Proxy Statement;  Stockholder Questions Related to Proposals  Review of Fiscal Year Highlights and Strategic Outlook  Report of the Inspector of Election 6

A N N U A L M E E T I N G O F STOCKHOLDERS R e v i e w o f F i s c a l Y e a r H i g h l i g h t s a n d S t r a t e g i c O u t l o o k F i s c a l Y e a r E n d e d J u n e 3 0 , 2 0 2 5

Forward Looking Statements & Non-GAAP Financial Measures 8 This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, and subsequent filings with the Securities and Exchange Commission, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: • the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, • the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, • the impact of changes in laws, regulations and government policies effecting financial institutions (including taxation, banking, securities, insurance and tariffs), • the impact of any shutdown of the federal government • changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, • technological changes, • competition among financial services providers, and • the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided at the end of this presentation.

Kearny Financial Corp. Company Overview 1 As of September 30, 2025 Source: S&P Global Market Intelligence & Company Filings 9 Branch/Office Footprint Company Profile Positioned for Strength: Ranked among the top 10 New Jersey-based financial institutions by total assets and deposits, reflecting our solid financial foundation and market leadership. Operational Footprint: We currently operate 43 full-service branches across 12 counties in New Jersey and the New York metro area. As part of our ongoing commitment to operational efficiency and strategic optimization, three branches will be consolidated by October 2025, resulting in a streamlined network of 40 branches. Growth Through Acquisition: Our disciplined M&A strategy has resulted in seven successful whole-bank acquisitions since 1999, reinforcing our long-term growth trajectory and shareholder value creation. NASDAQ: KRNY Assets $7.7 billion Founded: 1884 Loans $5.8 billion TBV Per Share: $9.77 Deposits $5.7 billion Market Cap $425.3 million1 Capital $0.7 billion

Fiscal Year 2025 Highlights 10 Turning the Tide: From Market Pressures to Strategic Growth Navigated Key Industry Pressures Successfully managed challenges from the inverted yield curve, commercial real estate asset quality, and liquidity demands for higher-yield products. Shift to Growth Strategy With macroeconomic pressures easing, the company transitioned from a defensive posture to an offensive strategy focused on expansion. Monetary Policy Tailwinds: The Federal Reserve’s policy shift since late 2024 has led to declining funding costs and improved net interest margins, creating a more favorable operating environment. Credit Risk Management Validated Despite widespread concerns in the industry, the anticipated downturn in commercial real estate did not materialize for the company—validating our long history of strong credit performance. Strategic Technology Investments Driving Operational Efficiency and Client Growth AI for Operational Excellence Developed an internal AI chatbot to give branch staff real-time policy guidance—reducing errors and improving service quality. Digital Client Experience Enhanced our platform with a virtual agent that enables clients to access information and complete transactions, like bill payments, through natural language. Small to Medium Business Market Expansion via Tailored Apps Launched two new HR/timekeeping applications designed for small and medium-sized businesses, strengthening our value proposition in a key growth segment.

Sustained Earnings Growth and Margin Expansion Net Interest Income & Net Interest Margin Earnings Metrics 11 $6,092 $6,566 $6,648 $6,769 $7,286 $7,924 $8,214 $9,941 $0.10 $0.10 $0.11 $0.11 $0.12 $0.13 $0.13 $0.16 1Q25 2Q25 3Q25 4Q25 Net income Pre-tax, pre-provision net revenue Earnings per share, Diluted Pre-tax, pre-provision earnings per share $32,446 $32,612 $34,042 $35,843 1.80% 1.82% 1.90% 2.00% 1Q25 2Q25 3Q25 4Q25 Net Interest Income Net Interest Margin ($ thousands) ($ thousands, except per share data) Source: Company Filings.

Track Record of Strong Credit Performance 1 Data provided by Federal Reserve Bank of St. Louis. Source: Company Filings. 12 Between 2006 and 2025, including the periods of the Global Financial Crisis and the COVID-19 Pandemic, KRNY maintained an average annual net charge-off rate of nine basis points, significantly lower than the 48 basis points average for all commercial banks (US banks not among the top 100)1. Net Charge-offs to Average Total Loans 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Commercial Banks (not among top 100) KRNY Global Financial Hurricane Sandy COVID-19 PandemicCumulative charge-offs for KRNY between 2006 and 2025 were minimal, totaling $39.8 million.

Fiscal Year 2026 Strategic Initiatives 13 Accelerate Organic Growth ▪ Deepen client relationships and wallet share through personalized cross-selling, targeted digital outreach, and refined segmentation. Optimize Loan Portfolio for Performance and Resilience ▪ Balance yield and resilience with disciplined lending strategies, supported by strong client relationships and aligned deposit activity. Strengthen Core Deposit Base ▪ Focus on building a stable, low-cost funding base to reduce reliance on higher-cost alternatives and reinforce financial strength. Enhance Operational Efficiency Through Technology ▪ Leverage automation and data-driven processes to streamline operations, improve client engagement, and drive cost effectiveness. Broaden Market Presence and Optimize Physical Footprint ▪ Expand into new and adjacent markets to diversify lending opportunities while optimizing branch network performance to boost community engagement and deposit growth.

14 Positioned for Earnings Growth in a Declining Rate Environment: The balance sheet is strategically positioned to benefit from rate cuts and yield curve normalization, reflecting a liability-sensitive structure. Low-cost core deposit base is expected to reprice more quickly than assets, which are predominantly fixed-rate, enhancing margin resilience. Favorable Interest Rate Positioning Minimal exposure to New York City office and rent- regulated multifamily properties, representing a small fraction of the total loan portfolio. Historical net charge-offs continue to consistently outperform peer benchmarks, underscoring strong credit discipline and portfolio quality. Proven Asset Quality Ongoing cost discipline initiatives are focused on eliminating inefficiencies and optimizing resource allocation to support long-term profitability and financial strength. Continue to invest in automation and AI technologies—including robotic process automation (RPA)—to drive operational efficiency and streamline workflows. Operating Efficiency Improvements

Enterprise-Wide Efficiency & Standardization Initiative Driving Sustainable Value for Shareholders 15 Expected Shareholder Impact Reduce operating expenses; increase capacity for revenue-generating activities Increase staff productivity; faster execution and elevated client experience Strengthen competitive positioning with a scalable platform for growth Improve employee engagement; enhance control framework and reduce errors “Operational agility and client-centricity are critical to our long-term success…” — Craig Montanaro, President & CEO Phase 1: Discovery & Design Phase 2: Pilot Automation & KPI Dashboards Phase 3: Scale Initiatives Automation & Integration • Automate workflows with RPA and AI. • Unify processes via top automation platforms. • Securely integrate with core banking and CRM. Data & Insights • Deploy real-time KPI dashboards for advanced performance tracking. Client & Change Management • Redesign client processes for speed, accuracy, and satisfaction. • Share best practices to drive adoption and continuous improvement.

16 Kearny Investment Services Strategic Growth Through Personalized Investment Solutions Top 4% Nationwide Gross Revenue among 485 institutions at broker-dealer #5 Nationally among peer banks at broker-dealer (Asset size: $5B–$10B) Finalist – Kehrer Group 2025 Top Directors Award (Emerging Firms category) $486M Total Sales since Inception $8.7M Gross Revenue since Inception 2,000 Number of Clients $369M Assets under Administration Driving Growth & Shareholder Value Built a scalable platform in just three years 10-member investment services team complemented by eight additional licensed branch professionals Growth fueled by strategic hiring, product offering, and execution Client-focus delivers tailored strategies that help clients navigate uncertainty and strengthen long-term value Products & Services Empowering confident financial futures through personalized guidance and comprehensive solutions. Investments: IRAs, brokerage accounts, bonds, stocks, government securities, and annuities Financial Planning: Retirement, tax, college, estate, and profit-sharing strategies Insurance: Life, disability income, and long- term care coverage

Results of Voting Report of the Inspector of Election 17

A N N U A L M E E T I N G O F STOCKHOLDERS OCTOBER 21, 2025 10:00 AM